EXHIBIT 99.1


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------------x
                                             :    Chapter 11
In re:                                       :
                                             :    Case No. 03-13901 (BRL)
CROSS MEDIA MARKETING CORPORATION,
et al.,                                      :
-- ---
                                             :    (Jointly Administered)
                        Debtors.             :
---------------------------------------------x



                            OPERATING STATEMENTS FOR
                  THE PERIOD AUGUST 1, 2003 TO AUGUST 31, 2003
                  --------------------------------------------


DEBTOR'S ADDRESS

   CROSS MEDIA MARKETING
   461 FIFTH AVENUE, 19TH FLOOR                PERIOD DISBURSEMENTS: $1,149,411
   NEW YORK, NY 10017


DEBTOR'S ATTORNEY

   KRAMER, LEVIN, NAFTALIS & FRANKEL LLP
   919 THIRD AVENUE
   NEW YORK, NY 10022

                                               NET CASH FLOW: $1,513,016

            We the undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

                                    By: Cross Media Marketing Corporation
                                        In its capacity as Chief
                                        Restructuring Officer

 Date: September 19, 2003

                                    By: /s/Peter A. Furman
                                        -------------------------------
                                        Peter A. Furman, CRO/CEO

                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)

                          Notes to Operating Statements

Petition for Relief Under Chapter 11
------------------------------------

On June 16, 2003 (the "Commencement Date"), Cross Media Marketing Corporation ("XMM"), including its wholly owned subsidiary Media Outsourcing, Inc. ("MOS"), collectively (the "Debtors"), commenced a case under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Under the Bankruptcy Code, certain claims against the Debtors in existence prior to the Commencement Date are stayed while the Debtors continue business operations as Debtors-in-Possession. These claims are reflected in the balance sheet as Pre-Petition Liabilities.

On June 16, 2003, the Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its pre-petition obligations, including employee wages and related taxes, employee benefits, employee travel expenses, insurance premiums and utilities.

Basis of Presentation
---------------------

The accompanying unaudited consolidated financial statements include the accounts of Cross Media Marketing Corporation and Media Outsourcing, Inc.

The financial statements have been prepared in accordance with the Company's historical accounting practices, except for the income statement, which is currently being prepared on a cash basis.

The debtor classified cash disbursements for XMM and MOS based on historical reporting practices. Generally, cash disbursements related to XMM consists of employee compensation and benefits for Corporate employees located in New York, facility related items such as rent for the corporate office located in NY and professional fees relating to the bankruptcy. Cash disbursements relating to MOS consists of employee compensation and benefits, facility related items and direct costs relating to the magazine operations.

Pre-Petition Liabilities
------------------------

Pursuant to section 362 of the Bankruptcy Code, the commencement of the chapter 11 cases imposes an automatic stay, applicable generally to litigants against the Debtors, creditors and other parties in interest preventing these parties from taking any action to collect, assess or recover claims against the Debtors that arose prior to the Commencement Date. As such, liabilities arising prior to the Commencement Date may not be paid without the prior approval of the Court. Creditors may, however, petition the Court for relief from the automatic stay.

Liabilities arising prior to the Commencement Date, are denoted as "Pre-Petition Liabilities" (all or a portion of which may be disputed by the Debtors) and are detailed on the face of the Balance

Sheet. The amount of pre-petition liabilities may increase or decrease during future periods based on claims which may arise subsequent to the Commencement Date as a result of the rejection of executory contracts and non-residential leases, and from the determination by the Court (or by agreement between the parties in interest) of allowed claims for contingencies and other disputed amounts.

                        Cross Media Marketing Corporation
                             (Debtors-In-Possession)

  Consolidated Comparative Balance Sheet, excluding subsidiaries which are not
                              Debtors-In-Possession

                             As of July 31, 2003(a)
                                       and
                               August 31, 2003(a)

                                                July 31, 2003   August 31, 2003
                                                -------------   ---------------
Assets
 Current Assets:
   Cash and cash equivalents                       2,623,298       4,136,317
   Consumer accounts receivable                   34,418,330      31,915,014 (b)
   Other receivables                               4,504,685       4,294,465
   Other current assets                              318,234         190,513
                                                ------------    ------------
      Total current assets                        41,864,547      40,536,309
  Non-Current Assets
   Fixed Assets - Net                              7,034,236       6,575,765
   Goodwill - Net                                 17,348,545      17,348,545
   Other assets                                      110,002         110,002
                                                ------------    ------------
     Total Non-current Assets                     24,492,783      24,034,312
                                                ------------    ------------
      TOTAL ASSETS                                66,357,330      64,570,621
                                                ============    ============

Liabilities and Stockholders' Equity

   Post Petition Liabilities
     Accounts Payable and Accrued Expenses         6,448,591       6,404,639 (c)
                                                ------------    ------------
           Total Post Petition Liabilities         6,448,591       6,404,639

   Pre Petition Liabilities
      Secured Debt                                30,097,521      30,097,521
      Capital Lease Obligations                    2,396,500       2,396,499 (d)
      Notes Payable/ Preferred Stock               5,050,000       5,050,000
      Unsecured Claims                            20,746,838      20,772,384
                                               -------------   -------------
           Total Pre Petition Liabilities         58,290,859      58,316,404
                                               -------------   -------------

      Total Liabilities                           64,739,450      64,721,043

Shareholders' Equity
   Common Stock                                       15,206          15,206
   Additional Paid in Capital                    129,073,273     129,073,273
   Treasury Stock                                   (424,173)       (424,173)
   Notes Receivable                                 (697,500)       (697,500)
   Retained Earnings                            (126,348,926)   (128,117,228)
                                               --------------  --------------
     Total Stockholders' Equity                    1,617,880        (150,422)
                                               -------------   --------------
      TOTAL LIABILITIES & STOCKHOLDERS'
        EQUITY                                    66,357,330      64,570,621
                                               =============   =============


Notes to the Balance Sheet:
(a) The balance sheet items above reflect the book value as of July 31, 2003 and August 31, 2003. The balance sheet has not been adjusted to reflect the orderly liquidation value of the assets of the Company.

(b) Historically, Cross Media performed an ongoing review of its cancellation and collection reserve using a static pool analysis on the pay to maturity results of the portfolio of consumer receivables. The most current static pool analysis on the pay to maturity was done through March 31, 2003. Consistent with the above accounting practice, the company performed a roll forward of its receivable activity for the period from April 1, 2003 through August 31, 2003 to determine its accounts receivable balance as of August 31, 2003. In addition, the Company increased its collection and cancellation reserve to reflect changes in the portfolio based activity during that period.

(c) The amounts included in accounts payable and accrued expenses under the caption "Post Petition Liabilities" are consistent with the Debtor's historical accounting practice for recognition of liabilities. As of July 31, 2003 and August 31, 2003, there has been no final determination as to the classification of the majority of these liabilities as pre or post petition.

(d) The amount above does not reflect adjustments relating to a stipulation entered into in September 2003 relating to the Debtor assuming or rejecting certain leases and financing arrangements.

                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)
                        Case Number 03-13901 and 03-13903

                     Schedule of Receipts and Disbursements
                 For the period August 1, 2003 - August 31, 2003


                                           MOS           XMM           Total
                                     -------------   ----------    ------------
I. Cash flow from operations Cash
   Receipts from Operations:
     Consumer Receipts               $   2,371,773   $        -    $  2,371,773
     Non Consumer Receipts                 290,654            -         290,654
                                      ------------    ---------     -----------
                                         2,662,427            -       2,662,427

   Operating Cash Disbursements:
     Employee Compensation/Benefits        530,092       98,995         629,087
     Direct Costs                           97,668            -          97,668
     Facilities                            109,773      120,008         229,781
     Insurance                                   -            -               -
     Other                                   4,585        8,880          13,465
                                      ------------    ---------     -----------
      Total Operating Disbursements        742,118      227,883         970,001

      Operating Cash Flow                1,920,309     (227,883)      1,692,426

II. Non-Operating Activity
    DIP Loan Advance                             -            -               -

Non-Operating Cash Disbursements:
   Professional Fees & Other                     -      179,410         179,410
   DIP Loan Repayments                           -            -               -
                                      ------------    ---------     -----------

     Non Operating Cash Flow                     -      179,410         179,410
                                      ------------    ---------     -----------

     Net Cash Flow                   $    1,920,309  $ (407,293)   $  1,513,016
                                     ==============  ===========   =============


                                           Cross Media Marketing Corporation
                                                (Debtors-in-Possession)
                                          Case Numbers 03-13901 and 03-13903
                                     Statement of Cash Receipts and Disbursements
                                    For the period August 1, 2003 - August 31, 2003

                                   ----------------------------------------------------------------------------------
                                                                    FLEET NATIONAL BANK
                                   ----------------------------------------------------------------------------------

                                    9429278356        80221654         8022175          9429159138        9429164607
                                    ----------        --------         -------          ----------        ----------

CASH 8/1/03 (book)                 $ 617,142.82     $ (42,139.01)    $ (10,169.07)    $ 1,716,881.05     $ (19,243.99)
RECEIPTS                           $    --          $    --          $    --          $ 2,659,270.90     $    --
DISBURSEMENTS                      $  25,810.18     $ 532,785.00     $ 568,987.65     $     5,929.10     $    --
IBT Funding In/(Out)               $ 120,359.06     $ 347,257.92     $ 567,047.02     $(1,069,664.00)    $    --
NET CASH CHANGE                    $  94,548.88     $(185,527.08)    $  (1,940.63)    $ 1,583,677.80     $    --
CASH 8/31/03 (book)                $ 711,691.70     $(227,666.09)    $ (12,109.70)    $ 3,300,558.85     $ (19,243.99)
  In-Transit Deposits                                                                 $  (184,181.32)
  Outstanding Disbursements                         $ 227,666.09     $  12,109.70                        $  19,243.99
Adjusted CASH 8/31/03              $ 711,691.70     $      --        $    --          $ 3,116,377.53     $    --
                                   ------------     ------------     ------------     --------------     ------------
Bank Balance 8/31/03               $ 711,691.70     $      --        $    --          $ 3,116,377.53     $    --
                                   ------------     ------------     ------------     --------------     ------------


                                           Cross Media Marketing Corporation
                                               (Debtors-in-Possession)
                                          Case Numbers 03-13901 and 03-13903
                                     Statement of Cash Receipts and Disbursements
                                    For the period August 1, 2003 - August 31, 2003

                                   --------------------------   -------------------
                                       FLEET NATIONAL BANK         SOUTHTRUST
                                   --------------------------   -------------------

                                                                   90001703 &
                                           9429159314               813887740                TOTAL
                                          ------------           -------------           --------------

CASH 8/1/03 (book)                        $    --                $  (30,471.67)          $ 2,232,000.13
RECEIPTS                                  $    --                     3,155.21           $ 2,662,426.11
DISBURSEMENTS                             $    --                $   15,899.00           $ 1,149,410.93
IBT Funding In/(Out)                      $    --                $   35,000.00           $      --
NET CASH CHANGE                           $    --                $   22,256.21           $ 1,513,015.18
CASH 8/31/03 (book)                       $    --                $   (8,215.46)          $ 3,745,015.31
  In-Transit Deposits                                                                    $  (184,181.32)
  Outstanding Disbursements                                      $   38,363.28           $   297,383.06
Adjusted CASH 8/31/03                     $    --                $   30,147.82           $ 3,858,217.05
                                          ------------           -------------           --------------
Bank Balance 8/31/03                      $    --                $   30,147.82           $ 3,858,217.05
                                          ------------           -------------           --------------

* This reflects cash sweep activity resulting from overdrafts in the disbursement accounts, which were then cleared by transferring funds from the Fleet concentration account #9429159138. The amount transferred from the concentration account balance out against the amounts transferred into the disbursement accounts net to zero.


                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)
                           Account Balances (Per Book)
                               As of July 31,2003
                                       And
                                 August 31,2003
                       Case Number: 03-13901 and 03-13903


               Branch      Account                                                  Balance at   Balance at
 Institution  Location     Number             Account Name (Type)                    7/31/03      8/31/03
 -----------  --------     -------            -------------------                   ----------   ----------

Fleet         New York    9429278356  Cross Media - (Disbursement Funding Account) $  617,143    $  711,692

Fleet         New York    80221654    Cross Media Marketing - (Controlled
                                      Disbursement Account)                        $  (42,139)   $ (227,666)

Fleet         New York    80227175    Cross Media Marketing SVC Co - (Payroll
                                      Funding Account)                             $  (10,169)   $  (12,110)

Fleet         New York    9429159138  Cross Media Marketing Corp - (Corporate
                                      Operating Account)                           $1,716,881    $3,300,559

Fleet         New York    9429164607  Cross Media Marketing Corp - (NY
                                      Disbursement Account)                        $  (19,244)   $  (19,244)

Fleet         New York    9429159314  Media Outsourcing Lock Box Collections-
                                      (Club Business refunds)                               -             -

SouthTrust    Atlanta     90001703    Media Outsourcing Inc. (Controlled
Bank                                  Disbursement Account)                                 -             -

SouthTrust    Atlanta     81387740    Media Outsourcing Inc. (Operating Account)    $ (30,472)   $   (8,216)
Bank                                                                                ----------   -----------

              Total Accounts                                                        $2,232,000   $3,745,015
                                                                                    ==========   ==========


                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)
                           Account Balances (Per Bank)
                               As of July 31,2003
                                       And
                                 August 31,2003
                       Case Number: 03-13901 and 03-13903


              Branch      Account                                                    Balance at      Balance at
 Institution  Location     Number                Account Name (Type)                  7/31/03         8/31/03
 -----------  --------     ------                -------------------                 ----------      ----------

Fleet         New York    9429278356  Cross Media - (Disbursement Funding Account)  $  617,142.82   $  711,691.70

Fleet         New York    80221654    Cross Media Marketing - (Controlled
                                      Disbursement Account)                         $           -   $           -

Fleet         New York    80227175    Cross Media Marketing SVC Co - (Payroll
                                      Funding Account)                              $       98.71   $           -

Fleet         New York    9429159138  Cross Media Marketing Corp - (Corporate
                                      Operating Account)                            $1,623,245.30   $3,116,377.53

Fleet         New York    9429164607  Cross Media Marketing Corp - (NY
                                      Disbursement Account)                         $           -   $           -

Fleet         New York    9429159314  Media Outsourcing Lock Box Collections -
                                      (Club Business refunds)                       $           -   $           -

SouthTrust    Atlanta     90001703    Media Outsourcing Inc. (Controlled
Bank                                  Disbursement Account)                         $           -   $           -

SouthTrust    Atlanta     81387740    Media Outsourcing Inc. (Operating Account)    $   35,621.89   $   30,147.82
Bank                                                                                -------------   -------------

              Total Accounts                                                        $2,276,108.72   $3,858,217.05
                                                                                    =============   =============